UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 10, 2015 (April 3, 2015)

THC FARMACEUTICALS, INC.
formerly, City Media, Inc.
(Exact name of registrant as specified in its charter)

UTAH
(State or other jurisdiction of incorporation)

000-54754
(Commission File No.)

5635 N. Scottsdale Road
Scottsdale, Arizona   85250
(Address of principal executive offices and Zip Code)

4685 S. Highland Drive, Suite 202
Salt Lake City, UT   84117
(Former Address of principal executive offices and Zip Code if change since last report)

(480) 725-9060
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 3, 2015, Patrick Bilton resigned as a director.  Mr. Bilton had no disagreements with us on operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of April, 2015.

THC FARMACEUTICALS, INC.

BY:	ERIC MILLER
Eric Miller, President